MUNIHOLDINGS
INSURED FUND, INC.



FUND LOGO



Semi-Annual Report

October 31, 2000



MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniHoldings Insured Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


For the six-months ended October 31, 2000, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.369 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 5.66%, based on a month-end per share net asset value of $12.95 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.84%, based on a change in per share net asset value from $12.29 to $12.95, and assuming reinvestment of $0.374 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.03% for Series A and 4.16% for Series B.

The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25%--9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.

Portfolio Strategy
During the six-month period ended October 31, 2000, we focused on seeking to enhance tax-exempt income to the Fund's Common Stock shareholders through the use of leverage. In our opinion, the Fund's structure was conducive to accomplishing this goal. The fixed-income market was subject to price volatility resulting from continued strong economic growth and uncertainty surrounding the magnitude of future monetary tightening by the Federal Reserve Board. Although there is evidence of an economic slowdown, there still seems to be concern about higher inflation in the future. Our fully invested position, accentuated by our leveraged strategy, subjected the Fund's net asset value to the volatility that accompanies such a drastic rise and fall in interest rates.

The yield on the Fund's Auction Market Preferred Stock averaged 4.16% throughout the six-month period ended October 31, 2000. Although the Federal Reserve Board's tightening bias caused this rate to be higher than the historical average, leverage continued to benefit Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Going forward, we believe the Fund is well structured with the ability to provide a high current income and for low volatility. We expect to maintain this strategy until the economy has slowed and the Federal Reserve Board believes it has contained inflation.

In Conclusion
We appreciate your ongoing interest in MuniHoldings Insured Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President


(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager


November 30, 2000


MuniHoldings Insured Fund, Inc., October 31, 2000



SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
                 S&P     Moody's   Face
STATE          Ratings   Ratings  Amount    Issue                                                             Value
Arizona--0.9%    NR*    Aaa      $ 2,675    Maricopa County, Arizona, Deer Valley Unified School
                                            District Number 097, GO (Project of 1996), Series H,
                                            5.30% due 7/01/2011 (c)                                         $  2,759

California--3.9%                            Foothill--De Anza, California, Community College
                                            District, GO (d):
                 AAA    Aaa        6,425      6.14%** due 8/01/2020                                            2,134
                 AAA    Aaa        3,000      6.16%** due 8/01/2021                                              938
                 AAA    Aaa        3,850      6.19%** due 8/01/2022                                            1,136
                 AAA    Aaa        3,590      6.21%** due 8/01/2023                                            1,000
                 AAA    Aaa        4,530      6.23%** due 8/01/2024                                            1,189
                 AA     Aa3        5,000    Sacramento County, California, Sanitation District,
                                            Financing Authority, Revenue Refunding Bonds, RIB,
                                            Series 366, 7.64% due 12/01/2027 (e)                               5,296

Colorado--3.8%                              Aurora, Colorado, COP (a):
                 AAA    Aaa        2,440      5.75% due 12/01/2015                                             2,550
                 AAA    Aaa        2,560      5.75% due 12/01/2016                                             2,661
                 AAA    Aaa        2,730      5.75% due 12/01/2017                                             2,823
                 AAA    Aaa        2,890      5.75% due 12/01/2018                                             2,972
                 A1+c   VMIG1++      300    Moffat County, Colorado, PCR, Refunding (Pacificorp
                                            Projects), VRDN, 4.60% due 5/01/2013 (a)(f)                          300

Connecticut      A1+    VMIG1++      500    Connecticut State, GO, VRDN, Series B, 4.15% due 5/15/2014 (f)       500
--0.9%           NR*    Baa3       2,500    Mashantucket Western Pequot Tribe, Connecticut, Special Revenue
                                            Refunding Bonds, Sub-Series B, 5.75% due 9/01/2027                 2,296

District of      AAA    Aaa        5,970    Washington, D.C., Convention Center Authority,
Columbia--                                  Dedicated Tax Revenue Bonds, Senior Lien,                          5,490
1.8%                                        5% due 10/01/2021 (a)

Florida--5.4%    NR*    Aaa        6,300    Escambia County, Florida, Health Facilities Authority,
                                            Health Facility Revenue Bonds (Florida Health                      6,549
                                            Care Facility Loan), 5.95% due 7/01/2020 (a)
                 AAA    Aaa        9,230    Orange County, Florida, Tourist Development Tax Revenue
                                            Bonds, 5.50% due 10/01/2011 (a)                                    9,653

Georgia--2.8%    A1     VMIG1++      600    Burke County, Georgia, Development Authority, PCR
                                            (Georgia Power Company Plant--Vogtle Project),
                                            VRDN, Third Series, 4.60% due 7/01/2024 (f)                          600
                 AAA    Aaa        7,570    Georgia Municipal Electric Authority, Power Revenue
                                            Refunding Bonds, Series Z, 5.50% due 1/01/2020 (d)                 7,707

Hawaii--3.4%     AAA    Aaa       10,000    Hawaii State, GO, Series CT, 5.875% due 9/01/2018 (c)             10,377

Illinois--6.0%                              Chicago, Illinois, GO (b):
                 AAA    Aaa        5,000      5.50% due 1/01/2021                                              4,934
                 AAA    Aaa        2,790      Series A, 6% due 1/01/2018                                       2,922
                 AAA    Aaa        2,000      Series A, 6% due 1/01/2019                                       2,089
                 AAA    Aaa        3,175      Series A, 6% due 1/01/2020                                       3,317
                 AAA    Aaa        4,500    Illinois State, GO, First Series, 6% due 1/01/2018 (b)             4,713

Indiana--0.8%    AAA    Aaa        2,475    Indiana Municipal Power Agency, Power Supply System,
                                            Special Obligation Refunding Bonds, First Crossover,
                                            Series B, 5.30% due 1/01/2020 (d)                                  2,383

Kansas--1.0%     AA     Aa1        2,950    Johnson County, Kansas, Unified School District
                                            Number 229, GO, Series A, 5.50% due 10/01/2015                     3,003

Kentucky--1.4%   AA-    Aa3        4,380    Fayette County, Kentucky, School District Finance
                                            Corporation, School Building Revenue Bonds,
                                            5.50% due 9/01/2019                                                4,383

Massachusetts    AAA    Aaa        5,000    Massachusetts Bay Transportation Authority,
--5.8%                                      Massachusetts, Revenue Bonds (General Transportation System),
                                            Series B, 5.25% due 3/01/2020 (c)                                  4,835
                 AAA    Aaa       12,600    Massachusetts Route 3 North Transit Improvement
                                            Association, Lease Revenue Bonds,                                 12,706
                                            5.625% due 6/15/2021 (d)

Michigan--1.6%   AAA    Aaa        2,035    Boyne City, Michigan, Public School District, GO,
                                            5.75% due 5/01/2017 (b)                                            2,093
                 AAA    Aaa        2,665    Detroit, Michigan, Sewer Disposal Revenue Refunding
                                            Bonds, Series A, 5.70% due 7/01/2013 (b)                           2,732

Minnesota--4.8%                             Minneapolis & Saint Paul, Minnesota, Metropolitan
                                            Airports Commission, Airport Revenue Bonds,
                                            AMT, Series B (b):
                 AAA    Aaa        4,205      6.125% due 1/01/2015                                             4,451
                 AAA    Aaa        5,570      6.125% due 1/01/2016                                             5,869
                 NR*    Aaa        4,015    Sauk Rapids, Minnesota, Independent School
                                            District Number 47, GO, Series A, 5.65% due 2/01/2019 (d)          4,068

Mississippi      BBB-   Ba1        4,450    Mississippi Business Finance Corporation, Mississippi,
--1.3%                                      PCR, Refunding (System Energy Resources Inc. Project),
                                            5.875% due 4/01/2022                                               4,082

Missouri--0.7%   AAA    Aaa        2,000    Cape Girardeau, Missouri, School District Number 063,
                                            GO (Missouri Direct Deposit Program), 5.50% due 3/01/2018 (b)      2,016

Nevada--1.4%     AAA    Aaa        4,000    Las Vegas New Convention and Visitors Authority Revenue
                                            Bonds, 5.75% due 7/01/2018 (a)                                     4,086

New Jersey--2.9% AAA    Aaa        2,750    New Jersey State Highway Authority, Garden State Parkway
                                            General Revenue Refunding Bonds, 6% due 1/01/2019 (g)              2,943
                 AAA    Aaa        5,000    New Jersey State Transportation Trust Fund Authority,
                                            Transportation System Revenue Refunding Bonds, Series B,
                                            6.50% due 6/15/2010 (d)                                            5,669



MuniHoldings Insured Fund, Inc., October 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                               (in Thousands)
                 S&P     Moody's   Face
STATE          Ratings   Ratings  Amount    Issue                                                             Value
New York--19.2%  A1+c   VMIG1++  $ 3,300    Long Island Power Authority, New York, Electric
                                            System Revenue Bonds, VRDN, Sub-Series 5,
                                            4.55% due 5/01/2033 (f)                                         $  3,300
                 AAA    Aaa        5,000    Metropolitan Transportation Authority, New York,
                                            Commuter Facilities Revenue Bonds, Series A,
                                            5% due 7/01/2023 (c)                                               4,611
                 AAA    Aaa       10,000    Nassau Health Care Corporation, New York, Health
                                            System Revenue Bonds, 5.75% due 8/01/2022 (c)                     10,135
                 AAA    Aaa        8,000    New York City, New York, City Municipal Water
                                            Finance Authority, Water and Sewer System                          7,885
                                            Revenue Refunding Bonds, Series A, 5.50% due 6/15/2024 (b)
                                            New York City, New York, GO, Refunding:
                 AAA    Aaa        6,250      Series C, 5.875% due 2/01/2016 (d)                               6,495
                 AAA    Aaa        5,355      Series D, 5.25% due 8/01/2021 (b)                                5,164
                 AAA    NR*        7,500      Series G, 5.75% due 2/01/2017 (c)                                7,687
                 AAA    Aaa        7,085    New York City, New York, GO, Series G, 5.75% due 10/15/2012 (c)    7,474
                 AAA    Aaa        5,220    Suffolk County, New York, Judicial Facilities Agency,
                                            Service Agreement Revenue Bonds (John P. Cohalan Complex),
                                            5% due 4/15/2016 (a)                                               5,035

North            AAA    Aaa        3,185    Charlotte, North Carolina, Airport Revenue Bonds, AMT,
Carolina--2.3%                              Series B, 6% due 7/01/2017 (d)                                     3,296
                 A1+    NR*        3,600    Raleigh Durham, North Carolina, Airport Authority, Special
                                            Facility Revenue Refunding Bonds (American Airlines Inc.),
                                            VRDN, Series A, 4.60% due 11/01/2015 (f)                           3,600

Ohio--1.1%       AA     A1         3,160    Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                            Series A, 5.50% due 2/15/2012                                      3,235

Oklahoma--0.1%   A1+    VMIG1++      300    Oklahoma State Industries Authority, Revenue
                                            Refunding Bonds (Integris Baptist), VRDN,
                                            Series B, 4.60% due 8/15/2029 (d)(f)                                 300

Oregon--1.0%                                Portland, Oregon, Urban Renewal and Redevelopment
                                            Tax Allocation Bonds (Oregon Convention
                                            Center), Series A (a):
                 NR*    Aaa        1,400      5.75% due 6/15/2015                                              1,469
                 NR*    Aaa        1,150      5.75% due 6/15/2018                                              1,187

Pennsylvania     AAA    Aaa        4,000    Philadelphia, Pennsylvania, Gas Works Revenue
--1.3%                                      Refunding Bonds, 15th Series, 5.25% due
                                            8/01/2021 (c)                                                      3,829

Rhode Island     NR*    Aaa        5,000    Providence, Rhode Island, Redevelopment Agency,
--3.0%                                      Revenue Refunding Bonds (Public Safety and
                                            Municipal Buildings), Series A, 5.75% due 4/01/2019 (a)            5,106
                 AAA    Aaa        4,000    Rhode Island State, Consolidated Capital Development
                                            Loan, GO, Series A, 5.50% due 7/15/2018 (b)                        4,010

Tennessee--0.9%  AA     Aa2        2,700    Knox County, Tennessee, Public Improvement, GO,
                                            5.375% due 5/01/2018                                               2,674

Texas--5.5%      AAA    Aaa        4,550    Austin, Texas, Utility System Revenue Refunding
                                            Bonds, 5.125% due 11/15/2020 (c)                                   4,315
                                            Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Refunding
                                            Bonds (Methodist Hospital), VRDN (f):
                 A1+    NR*       11,500      4.60% due 12/01/2025                                            11,500
                 A1+    NR*          300      4.60% due 12/01/2026                                               300
                 A1+c   VMIG1++      600    Sabine River Authority, Texas, PCR, Refunding
                                            (Texas Utilities Electric Company Project), VRDN,
                                            Series A, 4.60% due 3/01/2026 (a)(f)                                 600

Utah--0.4%       A1c    VMIG1++    1,200    Emery County, Utah, PCR, Refunding (Pacificorp Projects),
                                            VRDN, 4.60% due 11/01/2024 (a)(f)                                  1,200

Virginia--3.8%   AAA    Aaa       11,215    Virginia State, HDA, Commonwealth Mortgage Revenue
                                            Bonds, AMT, Series A, Sub-Series A-4, 6.35% due 7/01/2018 (d)     11,459

Washington       AAA    NR*        6,095    King County, Washington, GO, Refunding, 5.25% due 12/01/2005 (d)   6,272
--3.8%           AAA    Aaa        5,000    Seattle, Washington, GO, Series A, 5.75% due 1/15/2017 (d)         5,092

Wyoming--0.5%    AA     NR*        1,500    Wyoming Student Loan Corporation, Student Loan Revenue
                                            Refunding Bonds, Series A, 6.20% due 6/01/2024                     1,564

Puerto Rico      NR*    Aaa        5,000    Puerto Rico Commonwealth, GO, RIB, Series 365, 7.89%
--5.2%                                      due 7/01/2029 (d)(e)                                               5,338
                 AAA    Aaa       10,000    Puerto Rico Commonwealth, GO, Refunding, 5.831% due
                                            7/01/2020 (c)                                                     10,171

                 Total Investments (Cost--$287,819)--98.7%                                                   296,527

                 Other Assets Less Liabilities--1.3%                                                           4,049
                                                                                                            --------
                 Net Assets--100.0%                                                                         $300,576
                                                                                                            ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(g)Escrowed to maturity.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$287,818,582)                                   $296,527,436
                    Cash                                                                                          77,248
                    Interest receivable                                                                        4,264,265
                    Prepaid expenses                                                                               1,446
                                                                                                            ------------
                    Total assets                                                                             300,870,395
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                            $    152,977
                      Investment adviser                                                         93,753          246,730
                                                                                           ------------
                    Accrued expenses                                                                              47,408
                                                                                                            ------------
                    Total liabilities                                                                            294,138
                                                                                                            ------------

Net Assets:         Net assets                                                                              $300,576,257
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share
                      (5,360 shares of AMPS* issued
                      and outstanding at $25,000 per share liquidation preference)                          $134,000,000
                      Common Stock, par value $.10 per share (12,867,541
                      shares issued and outstanding)                                       $  1,286,754
                    Paid-in capital in excess of par                                        190,198,388
                    Undistributed investment income--net                                        851,762
                    Accumulated realized capital losses on investments--net                (32,970,324)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                       (1,499,177)
                    Unrealized appreciation on investments--net                               8,708,854
                                                                                           ------------
                    Total--Equivalent to $12.95 net asset value per
                    share of Common Stock (market price--$11.375)                                            166,576,257
                                                                                                            ------------
                    Total capital                                                                           $300,576,257
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                               $   8,356,888
Income:

Expenses:           Investment advisory fees                                              $     819,566
                    Commission fees                                                             166,496
                    Accounting services                                                          72,990
                    Professional fees                                                            40,494
                    Transfer agent fees                                                          18,800
                    Directors' fees and expenses                                                 12,945
                    Printing and shareholder reports                                             12,648
                    Listing fees                                                                 11,879
                    Custodian fees                                                               11,071
                    Pricing fees                                                                  4,908
                    Other                                                                        10,500
                                                                                           ------------
                    Total expenses before reimbursement                                       1,182,297
                    Reimbursement of expenses                                                 (281,687)
                                                                                           ------------
                    Total expenses after reimbursement                                                           900,610
                                                                                                            ------------
                    Investment income--net                                                                     7,456,278
                                                                                                            ------------

                    Realized loss on investments--net                                                        (2,551,378)
                    Change in unrealized appreciation/depreciation on investments--net                        11,157,872
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 16,062,772
                                                                                                            ============

                    See Notes to Financial Statements.



MuniHoldings Insured Fund, Inc., October 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                           Months Ended       Year Ended
                    Increase (Decrease) in Net Assets:                                    Oct. 31, 2000   April 30, 2000
Operations:         Investment income--net                                                 $  7,456,278     $ 14,817,137
                    Realized loss on investments--net                                       (2,551,378)     (31,712,691)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      11,157,872      (4,443,093)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          16,062,772     (21,338,647)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (4,814,982)     (10,599,091)
Shareholders:         Preferred Stock                                                       (2,765,841)      (4,572,123)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (1,141,477)
                      Preferred Stock                                                                --        (357,700)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                             (7,580,823)     (16,670,391)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                                      --          401,621
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   8,481,949     (37,607,417)
                    Beginning of period                                                     292,094,308      329,701,725
                                                                                           ------------     ------------
                    End of period*                                                         $300,576,257     $292,094,308
                                                                                           ============     ============

                    * Undistributed investment income--net                                 $    851,762     $    976,307
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived        For the Six              For the        For the Period
from information provided in the financial statements.          Months Ended           Year Ended      May 1, 1998++ to
Increase (Decrease) in Net Asset Value:                        Oct. 31, 2000       April 30, 2000        April 30, 1999
Per Share           Net asset value, beginning of period      $          12.29    $          15.25      $          15.00
Operating                                                     ----------------    ----------------      ----------------
Performance:        Investment income--net                                 .57                1.17                  1.20
                    Realized and unrealized gain (loss)
                    on investments--net                                    .67              (2.82)                   .61
                                                              ----------------    ----------------      ----------------
                    Total from investment operations                      1.24              (1.65)                  1.81
                                                              ----------------    ----------------      ----------------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                             (.37)               (.83)                 (.83)
                      Realized gain on investments--net                     --                  --                 (.23)
                      In excess of realized gain on
                      investments--net                                      --               (.09)                    --
                                                              ----------------    ----------------      ----------------
                    Total dividends and distributions to
                    Common Stock shareholders                            (.37)               (.92)                (1.06)
                                                              ----------------    ----------------      ----------------
                    Capital charge resulting from
                    issuance of Common Stock                                --                  --                 (.03)
                                                              ----------------    ----------------      ----------------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                           (.21)               (.36)                 (.27)
                        Realized gain on investments--net                   --                  --                 (.10)
                        In excess of realized gain on
                        investments--net                                    --               (.03)                    --
                      Capital charge resulting from
                      issuance of Preferred Stock                           --                  --                 (.10)
                                                              ----------------    ----------------      ----------------
                    Total effect of Preferred Stock
                    activity                                             (.21)               (.39)                 (.47)
                                                              ----------------    ----------------      ----------------
                    Net asset value, end of period            $          12.95    $          12.29      $          15.25
                                                              ================    ================      ================
                    Market price per share,
                    end of period                             $         11.375    $          11.00      $        14.4375
                                                              ================    ================      ================

Total Investment    Based on market price per share                   6.82%+++            (17.87%)              3.19%+++
Return:**                                                     ================    ================      ================
                    Based on net asset value per share                8.84%+++            (13.13%)              8.99%+++
                                                              ================    ================      ================

Ratios Based on     Total expenses, net of reimbursement***             1.11%*               1.28%                  .78%
Average Net Assets                                            ================    ================      ================
Of Common Stock:    Total expenses***                                   1.45%*               1.39%                 1.18%
                                                              ================    ================      ================
                    Total investment income--net***                     9.15%*               8.87%                 7.73%
                                                              ================    ================      ================
                    Amount of dividends to
                    Preferred Stock shareholders                        3.39%*               2.74%                 1.73%
                                                              ================    ================      ================
                    Investment income--net, to
                    Common Stock shareholders                           5.76%*               6.13%                 6.00%
                                                              ================    ================      ================

Ratios Based        Total expenses, net of reimbursement                 .60%*                .71%                  .48%
on Total                                                      ================    ================      ================
Average Net         Total expenses                                       .79%*                .77%                  .72%
Assets:***++++++                                              ================    ================      ================
                    Total investment income--net                        5.00%*               4.93%                 4.71%
                                                              ================    ================      ================

Ratios Based on     Dividends to Preferred
Average Net         Stock shareholders                                  4.09%*               3.42%                 2.70%
Assets Of                                                     ================    ================      ================
Preferred Stock:

Supplemental Data:  Net assets, net of Preferred Stock,
                    end of period (in thousands)              $        166,576    $        158,094      $        195,702
                                                              ================    ================      ================
                    Preferred Stock outstanding,
                    end of period (in thousands)              $        134,000    $        134,000      $        134,000
                                                              ================    ================      ================
                    Portfolio turnover                                  58.97%             189.96%               180.85%
                                                              ================    ================      ================

Leverage:           Asset coverage per $1,000                 $          2,243    $          2,180      $          2,460
                                                              ================    ================      ================

Dividends Per       Series A--Investment income--net          $            508    $            854      $            631
Share on                                                      ================    ================      ================
Preferred           Series B--Investment income--net          $            524    $            852      $            658
Stock Outstanding:                                            ================    ================      ================


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on May 19, 1998.
++++++Includes Common andPreferred Stock average net assets.
+++Aggregate total investment return.

See Notes to Financial Statements.






MuniHoldings Insured Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are primarily due to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the six months ended October 31, 2000, FAM earned fees of $819,566, of which $281,687 was waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2000 were $165,839,506 and $190,497,712, respectively.

Net realized losses for the six months ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                              Realized         Unrealized
                               Losses            Gains

Long-term investments      $  (2,551,378)      $  8,708,854
                           -------------       ------------
Total                      $  (2,551,378)      $  8,708,854
                           =============       ============

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $8,708,854, of which $9,050,002 related to appreciated securities and $341,148 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $287,818,582.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended October
31, 2000 remained constant and for the year ended April 30, 2000 increased by 34,604 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 3.85% and Series B, 4.05%.

Shares issued and outstanding during the six months ended October
31, 2000 and for the year ended April 30, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $217,694 as commissions.

5. Capital Loss Carryfoward:
At April 30, 2000, the Fund had a net capital loss carryforward of approximately $20,936,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060932 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


MuniHoldings Insured Fund, Inc., October 31, 2000


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                         Percent of
S&P Rating/Moody's Rating                Net Assets

AAA/Aaa                                      82.5%
AA/Aa                                         6.7
BBB/Baa                                       2.1
Other++                                       7.4

++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and
  Treasurer
Jodi M. Pinedo, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUS